MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2019

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



3.85%
32.03%
64.12%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	20.40%
Consumer Staples	20.17%
Financials	16.50%
Communication Services	13.33%
Consumer Discretionary	9.97%
Healthcare	9.76%
Energy	3.73%
Industrials	2.29%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	3.85%

TOP 10 HOLDINGS

Mastercard, Inc.	11.41%
Apple Inc.	7.53%
The Estée Lauder Companies, Inc.	4.18%
Diageo Plc. ADR	4.12%
LVMH Moët Hennessey Louis Vuitton	4.00%
The Walt Disney Company	3.65%
Alphabet, Inc. Class A	3.59%
Alphabet, Inc. Class C	3.59%
Nike, Inc.	3.16%
T. Rowe Price Group, Inc.	3.12%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2018 Portfolio Turnover	7.11%
Net Assets (millions)	$23.80
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
2.74%
0.53%
4.12%
1.83%
12.07%
10.21%
5.22%
7.18%
8.01%
9.00%
6.88%
7.15%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION [2,3]



$27,272
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $27,271.68 on 9/30/19. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

Portfolio Review:

The Mundoval Fund returned 2.74% in the third quarter versus 0.53% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.88% versus 7.15% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Consumer Staples sector (The Hershey Company), the Information Technology sector (Apple Inc.) and Consumer Discretionary sector (Nike, Inc.) Negative factors impacting performance for the Fund during the quarter included the Financial sector (Banco do Brasil) and Consumer Discretionary sector (The Walt Disney Company).

During the quarter shares of Baidu Inc. were sold in order to provide liquidity to purchase additional shares of existing holdings and new shares of British American Tobacco, Viacom, Inc. and Teva Pharmaceuticals. The geographic diversification of the Fund as of September 30, 2019 consisted of 64.12% domestic stocks, 32.03% international stocks and 3.85% cash equivalents. The fund owned shares of common stock in 35 companies.

Manager Commentary:

The Standard & Poor's 500 stock index eked out a 1.7% rate of return while international stocks, as measured by the MSCI EAFE Index, declined by a little more than 1% during the third quarter. Consumer Defensive, Utility and Real Estate sector stocks provided the highest rates of return in the U.S. market while Technology, Industrial and Financial stocks posted lower rates of return than demonstrated in the first two quarters of the year.

Stocks surged to new highs in July ahead of the Federal Reserve's first cut to interest rates in a decade but then dropped in August as the long-simmering trade war with China and fears of a U.S. recession bubbled. Investors have been particularly sensitive to trade headlines and related tweets from President Trump in recent weeks and are monitoring the political drama in Washington D.C. as lawmakers proceed with an impeachment inquiry against Mr. Trump. Sixteen central banks lowered interest rates in the third quarter, and it is expected by many analysts that more will follow suit in the fourth quarter. With the yield on the benchmark 10-year U.S. Treasury note at 1.53% as of the writing of this commentary, the outlook for common stocks both domestically and internationally continue to provide opportunities to investors to own profitable businesses with sustainable competitive advantages.

Thank you for your business and continued support.

Arthur Q. Johnson, CFA

Average Annualized Total Returns as of September 30, 2019

	3Q 2019 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	2.74%	4.12%	12.07%	5.22%	9.02%	8.01%	6.88%
MSCI World Index	0.53%	1.83%	10.21%	7.18%	9.66%	9.00%	7.15%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.